THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF AUGUST 2, 2006 (AS AMENDED BY THE FIRST AMENDMENT THERETO DATED AUGUST 23, 2007 AND THE SECOND AMENDMENT THERETO DATED AS OF AUGUST 23, 2008, THE "SUBORDINATION AGREEMENT") AMONG LAMINAR DIRECT CAPITAL, L.L.C. (AS SUCCESSOR TO LAMINAR DIRECT CAPITAL L.P.) L.P., PAC-VAN, INC. (THE "COMPANY") AND LASALLE BANK NATIONAL ASSOCIATION (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE "SENIOR AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF AUGUST 23, 2007 AMONG THE COMPANY, THE SENIOR AGENT AND THE SENIOR LENDERS FROM TIME TO TIME PARTY THERETO (THE "LOAN AGREEMENT"), AND THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT) AS SUCH LOAN AGREEMENT AND OTHER LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

AMENDED AND RESTATED
CONTINUING UNCONDITIONAL GUARANTY

This AMENDED AND RESTATED CONTINUING UNCONDITIONAL GUARANTY dated as of October 1, 2008 (the "Guaranty"), is executed by GFN NORTH AMERICA CORP, Delaware corporation (the "Guarantor"), to and for the benefit of LAMINAR DIRECT CAPITAL, L.L.C., a Delaware limited liability company, in its capacity as collateral agent (the "Agent") for the Lenders under the Investment Agreement (as hereinafter defined), whose address is 10000 Memorial Dr., Suite 500 Houston, Texas 70024, and the Lenders party to the Investment Agreement. Capitalized terms used but not defined herein shall have the meanings assigned in the Investment Agreement.

WHEREAS, the Lenders have made certain financial accommodations to Pac-Van, Inc., an Indiana corporation (the "Borrower"), whose address is 2995 South Harding Street, Indianapolis, Indiana 46225, arising under and pursuant to that certain Investment Agreement made and entered into as of August 2, 2006, among the Borrower (as successor in interest to PVI Acquisition Corporation, an Indiana corporation), Mobile Office Acquisition Corp., a Delaware corporation ("MOAC"), the Lenders from time to time party thereto and the Agent (as successor to Laminar Direct Capital L.P.) (as amended by the First Amendment to Investment Agreement and Waiver dated as of August 23, 2007 and the Second Amendment to Investment Agreement dated as of August 23, 2008, the "Original Investment Agreement") and as evidenced by the Notes;

WHEREAS, in connection with the transactions contemplated by the Original Investment Agreement and as a condition precedent to the effectiveness of the Original Investment Agreement and the obligations of the Lenders to make the financial accommodations to the Borrower thereunder, the Lenders required that MOAC, which as of the date thereof was the sole shareholder of the Borrower, execute and deliver to the Agent, for the ratable benefit of the lenders, that certain Continuing Unconditional Guaranty dated as of August 2, 2006 (the "Original Subdebt Parent Guaranty");

WHEREAS, Pursuant to the Parent Merger Agreement, MOAC has agreed to consummate a merger (the "Parent Merger") with the Guarantor in which the Guarantor will be the surviving corporation and as a result of which the Guarantor shall (i) assume all of the obligations and liabilities of MOAC, including becoming a party to and assuming all of the obligations of MOAC under the Original Subdebt Parent Guaranty and the other Loan Documents and (ii) acquire all of the assets of MOAC, including all of the issued and outstanding Capital Stock of the Borrower.

WHEREAS, in connection with the transactions contemplated by the Parent Merger Agreement, the parties to the Original Investment Agreement have agreed to amend and restate the Original Investment Agreement in the form of that certain Amended and Restated Investment Agreement dated as of the date hereof by and among the Borrower, the Guarantor, the Lenders from time to time party thereto and the Agent (as from time to time amended, modified, extended, renewed, refinanced, or restated, the "Investment Agreement");

WHEREAS, as a result of the Parent Merger, the Guarantor has become the parent of the Borrower, and desires the Lenders to consent to the Parent Merger and to continue to extend credit to the Borrower pursuant to the Investment Agreement;

WHEREAS, the extension or continued extension of credit, as aforesaid, by the Lenders is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor;

WHEREAS, in connection with the transactions contemplated by the Parent Merger Agreement, and as a condition precedent to the Agent's and the Lenders' consent to the Parent Merger, entering into the Investment Agreement and continued extension and continuation of credit by the Lenders to the Borrower under the Investment Agreement and the Notes, the Lenders require that Guarantor affirm its obligations under the Original Parent Guaranty for the ratable benefit of the Lenders, and in connection therewith the parties wish to fully amend and restate the Original Subdebt Parent Guaranty in the form of this Guaranty and

WHEREAS, this Guaranty is given in replacement of and in substitution for the Original Subdebt Parent Guaranty.

NOW, THEREFORE, FOR VALUE RECEIVED, it is agreed that the preceding provisions and recitals are an integral part hereof and that this Guaranty shall be construed in light thereof, and in consideration of advances, credit or other financial accommodation heretofore afforded, concurrently herewith being afforded or hereafter to be afforded to the Borrower by the Lenders, the Guarantor hereby unconditionally and absolutely guarantees to the Lenders or other person paying or incurring the same, irrespective of the validity, regularity or enforceability of any instrument, writing, arrangement or credit agreement relating to or the subject of any such financial accommodation, the prompt payment in full of: (a) the Subdebt Obligations in full when due (whether stated at maturity, as a mandatory prepayment, by acceleration or otherwise, strictly in accordance with the terms thereof, plus (b) all costs, legal expenses and attorneys’ and paralegals’ fees of every kind (including those costs, expenses and fees of attorneys and paralegals who may be employees of the Lenders, their respective parent or affiliates), paid or incurred by the Lenders in endeavoring to collect all or any part of the Subdebt Obligations, or in enforcing their rights in connection with any collateral therefor, or in enforcing this Guaranty, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by the Lenders with respect to the foregoing indebtedness, any collateral therefor, or in connection with any Repayment Claim (as hereinafter defined), plus (c) interest on the foregoing from and after demand from the Agent to the Guarantor for payment of the foregoing, at a floating per annum rate of interest equal to four percent (4.00%) over the Prime Rate (as hereinafter defined) (collectively, the "Guaranteed Debt"). In addition, the Guarantor hereby unconditionally and absolutely guarantees to the Lenders the prompt, full and faithful performance and discharge by the Borrower of each of the terms, conditions, agreements, representations and warranties on the part of the Borrower contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any of the Guaranteed Debt.

As used herein, "Prime Rate" shall mean the floating per annum rate of interest which at any time, and from time to time, shall be most recently announced by LaSalle Bank National Association as its Prime Rate, which is not intended to be the lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the Prime Rate is changed by LaSalle Bank National Association. The Agent shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

Guarantor hereby represents and warrants to the Agent and each Lender that Guarantor has not engaged in any activities other than acting as a holding company for the Borrower and transactions incidental thereto and holds no assets other than all of the issued and outstanding capital stock of the Borrower.

Guarantor shall not, directly or indirectly, (i) enter into any agreement (including any agreement for incurrence or assumption of debt, any purchase, sale, lease or exchange of any property or the rendering of any service), between itself and any other Person (as defined in the Investment Agreement), other than the Holdback Note, the Loan Documents to which it is a party, the Senior Transaction Documents to which it is a party or as otherwise approved by Agent in writing (collectively, the "Guarantor Documents"), (ii) engage in any business or conduct any activity (including the making of any investment or payment) or transfer any of its assets, other than the making of investments in the Borrower existing on the date hereof, the performance of its obligations under the Guarantor Documents in accordance with the terms thereof and the performance of ministerial activities and the payment of taxes and administrative fees or (iii) consolidate or merge with or into any other Person other than pursuant to the Parent Merger. Guarantor shall preserve, renew and keep its existence in full force and effect. The provisions of this paragraph shall not preclude Guarantor from engaging in any other activities reasonably incidental to its investment in the Borrower.

In case of any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, any dissolution, liquidation or receivership proceeding is instituted by or against either the Borrower or the Guarantor, or any default by the Guarantor of any of the covenants, terms and conditions set forth herein, all of the Guaranteed Debt shall, without notice to anyone, immediately become due or accrued and shall be payable by the Guarantor. The Guarantor hereby expressly and irrevocably: (a) waives, to the fullest extent possible, on behalf of itself and its successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or to any other rights that could accrue to a surety against a principal, a guarantor against a maker or obligor, an accommodation party against the party accommodated, a holder or transferee against a maker, or to the holder of a claim against any person, and which the Guarantor may have or hereafter acquire against any person in connection with or as a result of the Guarantor’s execution, delivery and/or performance of this Guaranty, or any other documents to which the Guarantor is a party or otherwise; (b) waives any "claim" (as such term is defined in the United States Bankruptcy Code) of any kind against the Borrower, and further agrees that it shall not have or assert any such rights against any person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Lenders or any other person; and (c) acknowledges and agrees (i) that foregoing waivers are intended to benefit the Lenders and shall not limit or otherwise affect the Guarantor’s liability hereunder or the enforceability of this Guaranty, (ii) that the Borrower and its successors and assigns are intended third party beneficiaries of the foregoing waivers, and (iii) the agreements set forth in this paragraph and the Lenders’ rights under this paragraph shall survive payment in full of the Guaranteed Debt.

Subject to the terms of the Intercreditor Agreement (as defined in the Investment Agreement), (a) all dividends or other payments received by the Lenders on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Agent toward the payment of the Guaranteed Debt and in such order of application as the Agent may, in its sole discretion, from time to time elect and (b) the Agent shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower or any other source, shall be made on the Guaranteed Debt and such determination shall be conclusive upon the Guarantor.

This Guaranty shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to the Guarantor until: (i) written notice from the Agent to the Guarantor by United States certified mail of its discontinuance as to the Guarantor; or (ii) until all Guaranteed Debt created or existing before receipt of either such notice shall have been fully paid. In the event of the dissolution of the Guarantor, this Guaranty shall continue as to all of the Guaranteed Debt theretofore incurred by the Borrower even though the Guaranteed Debt is renewed or the time of maturity of the Borrower’s obligations is extended without the consent of the successors or assigns of the Guarantor.

No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against any other guarantor shall release or discharge the Guarantor.

The Guarantor’s liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by any of the following (any or all of which may be done or omitted by the Lenders in their sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby): (a) any acceptance by the Lenders of any new or renewal note or notes of the Borrower, or of any security or collateral for, or other guarantors or obligors upon, any of the Guaranteed Debt; (b) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election with respect to the Guaranteed Debt, or any note by the Borrower, or with respect to any collateral under Section 1111 or take any action under Section 364, or any other section of the United States Bankruptcy Code, now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, the Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (c) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; (d) the granting of credit from time to time by the Lenders to the Borrower in excess of the amount, if any, to which the right of recovery under this Guaranty is limited (which is hereby expressly authorized); (e) any change in the Borrower’s name or the merger of the Borrower into another corporation effective as of the date hereof); (f) any act of commission or omission of any kind or at any time upon the part of the Lenders with respect to any matter whatsoever, other than the execution and delivery by the Agent to the Guarantor of an express written release or cancellation of this Guaranty; or (g) the payment in full of the Guaranteed Debt. The Guarantor hereby consents to all acts of commission or omission of the Lenders set forth above and agrees that the standards of good faith, diligence, reasonableness and care shall be measured, determined and governed solely by the terms and provisions hereof.

In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Lenders, at any time, to resort for payment from the Borrower or to anyone else, or to any collateral, security, property, liens or other rights and remedies whatsoever, all of which are hereby expressly waived by the Guarantor.

The Guarantor hereby expressly waives diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of the protest, dishonor, default, or nonpayment or of the creation or existence of any of the Guaranteed Debt or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto.

The Guarantor waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Guaranteed Debt, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lenders any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Guaranteed Debt, or any setoff available against the Lenders to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Debt, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

To secure payment of the Guaranteed Debt, MOAC entered into a Pledge Agreement dated as of August 2, 2006 in favor of the Agent. In continuation of such security, and in replacement of such Pledge Agreement, Guarantor has executed an Amended and Restated Pledge Agreement of even date herewith in favor of Agent, and the Guarantor thereby and hereby grants to the Lenders a security interest in all property of the Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody, or control of the Lenders, and all proceeds of all such property. The Guarantor agrees that the Lenders shall have the rights and remedies of a secured party under the Uniform Commercial Code in effect in New York from time to time, with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any such property. The Lenders may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Lenders to the Guarantor against the amounts due hereunder and in such order of application as the Lenders may from time to time elect. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute. The Guarantor hereby assigns and transfers to the Lenders any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts other cash equivalents and other assets of the Guarantor in the possession or control of the Lenders for any purpose.

THE GUARANTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDERS IN ENFORCING THIS GUARANTY. AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO THE GUARANTOR BY THE BORROWER, OR TO ANY OTHER PARTY LIABLE TO THE LENDERS FOR THE GUARANTEED DEBT, ARE HEREBY SUBORDINATED TO THE LENDERS’ CLAIMS AND ARE HEREBY ASSIGNED TO THE LENDERS. THE GUARANTOR HEREBY AGREES THAT THE GUARANTOR MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE LENDERS AGAINST THE BORROWER. THE GUARANTOR AND THE LENDERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH THE GUARANTOR AND THE LENDERS ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDERS GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER AND ACCEPTING THIS GUARANTY.

Should a claim (a "Repayment Claim") be made upon the Lenders at any time for repayment of any amount received by the Lenders in payment of the Guaranteed Debt, or any part thereof, whether received from the Borrower, the Guarantor pursuant hereto, or received by the Lenders as the proceeds of collateral, by reason of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lenders or any of its property; or (ii) any settlement or compromise of any such Repayment Claim effected by the Lenders, in their sole discretion, with the claimant (including the Borrower), the Guarantor shall remain liable to the Lenders for the amount so repaid to the same extent as if such amount had never originally been received by the Lenders, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Debt.

The Lenders may, without notice to anyone, sell or assign the Guaranteed Debt, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right herein, but the Agent shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Lenders, as to any part of the Guaranteed Debt retained by the Lenders.

Unless and until all of the Guaranteed Debt has been paid in full, no release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Guarantor or any other person primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor, or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Lenders for the Guaranteed Debt.

All references herein to the Borrower and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to such corporation.

If this Guaranty contains any blanks when executed by the Guarantor, the Agent is hereby authorized, without notice to the Guarantor, to complete any such blanks according to the terms upon which this Guaranty is executed by the Guarantor and is accepted by the Agent.

This Guaranty has been delivered to the Agent at its offices in Houston, Texas and the rights, remedies and liabilities of the parties shall be construed and determined in accordance with the laws of the State of New York.

TO INDUCE THE LENDERS TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER, THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF NEW YORK, NEW YORK. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN NEW YORK, NEW YORK, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS INDICATED IN THE AGENT’S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, THE GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE LENDERS’ RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE, WITH OR WITHOUT CONSIDERATION, OF THE BORROWER OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE GUARANTEED DEBT, OR OF ANY COLLATERAL THEREFOR.

Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

It is agreed that the Guarantor’s liability is independent of any other guaranties at any time in effect with respect to all or any part of the Guaranteed Debt, and that the Guarantor’s liability hereunder may be enforced regardless of the existence of any such other guaranties.

No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Agent, except as expressly set forth in a writing duly signed and delivered on behalf of the Agent.

The execution, delivery and performance of this Guaranty by the Guarantor are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action on the part of the Guarantor and do not and will not (i) require any consent or approval of the board of directors or stockholders of the Guarantor which has not been obtained, (ii) violate any provision of the articles of incorporation or bylaws of the Guarantor or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, (iv) result in a breach of or constitute a default under, or (v) result in the imposition of any lien, charge or encumbrance upon any property of the Guarantor pursuant to, any indenture or other agreement or instrument under which the Guarantor is a party or by which it or any of its properties may be bound or affected other than liens, charges and encumbrances arising under the Loan Documents. The officer or officers executing and delivering this Guarantor for and on behalf of the Guarantor, is/are duly authorized to so act. The Lenders, in extending financial accommodations to the Borrower, are expressly acting and relying upon the aforesaid representations and warranties.

This Guaranty: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Guaranty as to the Guarantor; (ii) contains the entire agreement between the Guarantor and the Lenders; (iii) is the final expression of their intentions; and (iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by the Lenders or relied upon by the Guarantor in connection with the execution hereof.

The term "Guarantor" as used herein shall mean all parties signing this Guaranty, and the provisions hereof shall be binding upon the Guarantor, and each one of them, and all such parties, their respective successors and assigns shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Lenders and their successors and assigns.

IN WITNESS WHEREOF, the Guarantor has executed and delivered this Continuing Unconditional Guaranty as of the date set forth above.

GFN NORTH AMERICA CORP.,
a Delaware corporation

By:	/s/ John O. Johnson
Name:	John O. Johnson
Title:	Chief Operating Officer